Exhibit 10.19

LOAN AGREEMENT

THIS LOAN AGREEMENT is made this      day of December, 2003, by and between Silver Dollar VI, LLC, a Colorado limited liability company (“Lender”) whose address is 371 Southside Drive, Suite 102, Basalt, Colorado 81621, and Green Power Kenansville, LLC, a North Carolina limited liability company (“Borrower”) whose address is 130 North Front Street, Suite 202, Wilmington, NC 28401.

WHEREAS, Lender has agreed to lend $1,000,000 to Borrower, subject to the terms and conditions contained herein; and

WHEREAS, Lender desires to lend the funds to Borrower and Borrower desires to borrow the funds from Lender upon the terms and conditions herein set forth;

NOW, THEREFORE, the parties hereto do hereby agree as follows:

1. Definitions. As used in this Agreement, including the Exhibits and Schedules hereto, and in addition to other terms defined herein, the following terms shall have the following meanings unless the content otherwise requires:

1.1 “Advance” shall mean an advance of funds by the Lender pursuant to Paragraph 4.

1.2 “Approvals” shall mean all permits, licenses, approvals and authorizations required to be obtained by Borrower or under any law, ordinance or regulation of any Governmental Authority for the operation of the Project.

1.3 “Business Day” shall mean a day on which national banks are required to be open for business in Denver, Colorado.

1.4 “Cogentrix Contract” shall mean that certain Securities Purchase Agreement between Cogentrix of North Carolina, Inc. and Green Power Energy Holdings Corp. dated as of August 9, 2002, as amended by that certain Extension Agreement dated as of June 6, 2003, by that certain Extension Agreement dated as of July 11, 2003, by that certain Extension Agreement dated as of August 14, 2003, and by that certain Extension Agreement dated as of December 5, 2003, whereby Green Power Energy Holdings Corp., (F/K/A Green Power Energy Holdings LLC), purchased the Membership Interest from Cogentrix of North Carolina, Inc.

1.5 “Collateral” shall mean the Contracts, Emissions Credits, Membership Interest, Personal Property, Power Plant and Real Property.

1.6 “Contracts” shall mean all contracts of any kind or nature held by Borrower or used in connection with the operation of the Power Plant and Borrower’s business including, without limitation, all service and engineering contracts, all sales contracts (including the sale of power, steam and electricity), all supply contracts (including for the supply of wood and fuel to the Power Plant), and those contracts listed on Exhibit B, attached hereto.

1.7 “Deed of Trust” shall mean a Deed of Trust and Security Agreement creating a first priority lien encumbering the Project securing the Note.

1.8 “Default” shall mean any event which, with the giving of notice or the passage of time, or each would become an Event of Default.

1.9 “Default Rate” shall have the meaning set forth in the Note.

1.10 “Emissions Credits” shall mean all emission credits currently available to Borrower and that may become available to Borrower in the future including, without limitation, those listed on Exhibit C attached hereto.

1.11 “Event of Default” shall have the meaning set forth in Paragraph 7.

1.12 “Governmental Authorities” shall mean all federal, state, county, municipal and local governments having or claiming jurisdiction over all or any part of the Project.

1.13 “Guarantors” shall mean Green Power Energy Holdings Corp., a Delaware corporation, Wayne Coverdale, Moez Nagji and Mark Justus.

1.14 “Guaranty” shall mean the Guaranties executed by the Guarantors.

1.15 “Laws” shall mean all building, zoning, environmental, subdivision, and other laws, ordinances, rules and regulations of Governmental Authorities pertaining to the Project.

1.16 “Loan” shall mean the loan made under the terms of this Loan Agreement as the same may be amended from time to time.

1.17 “Loan Documents” shall mean this Loan Agreement, the Note, the Deed of Trust, the Security Agreement, the Guaranty, the Pledge Agreement, the Environmental Indemnity Agreement, and all other instruments or documents delivered pursuant to this Loan Agreement to secure or evidence the Loan.

1.18 “Membership Interest” means the entire ownership interest in Borrower, which entire ownership interest is owned by Green Power Energy Holdings Corp.

1.19 “Note” shall mean the promissory note of Borrower dated the date hereof in the principal amount of $1,000,000 payable in accordance with the terms thereof and all amendments and modifications thereto.

1.20 “Personal Property” shall mean all equipment, tools and machinery, inventory, supplies and other personal property, both tangible and intangible, owned by Borrower.

1.21 “Pledge Agreement” shall mean the agreement by which Green Power Energy Holdings Corp. will grant a security interest in the Membership Interest as security for the Loan.

1.22 “Power Plant” shall mean the 38 megawatt cogeneration facility located on the Property.

1.23 “Project” shall mean collectively the Real Property, Personal Property, Power Plant, and Contracts.

1.24 “Real Property” shall mean the real property described in Exhibit A attached hereto.

1.25 “Security Agreement” shall mean one or more security agreements or other contracts between Borrower and Lender which, together with such financing statements and collateral assignments, creates a perfected first lien security interest in all Collateral.

1.26 “Servicer” shall mean Silver Queen Capital Corporation or such other Servicer as may be appointed by Lender.

2. General Purpose, Amount, Security; Fees.

2.1 Agreement to Lend. Lender will lend to Borrower and Borrower will borrow from Lender the principal amount of $1,000,000 to be disbursed by Lender in accordance with Section 4 hereof. The Loan is not a revolving loan and principal amounts which are repaid may not be reborrowed.

2.2 Purpose of Loan. The proceeds of the Loan shall be used, together with a $2,000,000 junior financing from Silver Dollar VII LLC, to reduce the balance owed by Borrower to Cogentrix of North Carolina, Inc. under the Cogentrix Contract, and secured by the Project.

2.3 The Note.

(a) Term. The Loan shall be evidenced by the Note dated the date hereof in the principal amount of $1,000,000 due and payable in full on December 21, 2004, (“Maturity Date”).

(b) Interest. The outstanding principal balance shall bear interest as set forth in the Note.

2.4 Security for the Loan. The Loan shall be secured by:

(a) The Deed of Trust, in form satisfactory to Lender, constituting a first lien on the Property.

(b) A security interest constituting a first lien on the Contracts, Emissions Credits, Personal Property, Power plant, and all leases, rents, furniture, fixtures, equipment, plans and specifications, Approvals, engineering studies, insurance policies and proceeds and deposits therefrom, water taps, water rights, sewer taps, and all rights of Borrower in and to or relating to the Project, and Borrower’s interest in all condemnation proceeds.

(c) The pledge by Green Power Energy Holdings Corp. of the Membership Interest.

2.5 Fees.

(a) Borrower will pay Lender an Origination Fee of $40,000. The Origination Fee has been earned by Lender and is non-refundable.

(b) Borrower will pay Servicer a fee of $250.00 per month until the Loan is repaid.

3. Representations and Warranties. Borrower makes the following representations and warranties to Lender, all of which are material and are made to induce Lender to make the Loan, are true as of the date hereof and shall continue to be true until the Loan is repaid in full.

3.1 Violation of Other Agreements. The execution and delivery of the Loan Documents and the performance and observance of the covenants to be performed and observed thereunder does not violate or constitute a default in any agreement to which Borrower is a party or by which the Project are or may be bound.

3.2 Ownership of Real Property. Borrower owns a leasehold estate in the Real Property free and clear of all liens and encumbrances subject only to the lien for real estate taxes for the year in which the closing of the Loan occurs and such other matters as have been approved by Lender in writing.

3.3 Ownership of Power Plant and Personal Property and Contracts. Borrower owns the fee simple interest in the Power Plant, Personal Property and Contracts, free and clear of all liens and encumbrances subject only to such matters as have been approved by Lender in writing. No person or entity has the right to purchase the Power Plant, and all rights of first refusal in connection with the acquisition of the Power Plant by Borrower or Green Power Energy Holdings Corp. have been waived.

3.4 Roads. All roads necessary for ingress and egress to and from the Property have been dedicated to public use and accepted for maintenance by the applicable Governmental Authority.

3.5 Utilities. All public and private utilities necessary or appropriate for the operation of the Project have been installed and accepted for maintenance by the provider thereof, easements are in place for such installations, and contracts exist for the supply of such utilities to the Project during the term of the Loan.

3.6 Litigation. There is no litigation, proceeding, investigation or labor dispute pending or, to the knowledge of Borrower, threatened against the Borrower, which, if adversely determined, or in the case of labor disputes, continued, would adversely affect the Borrower or the Project or impair the ability of the Borrower to carry on its business or repay the Loan.

3.7 Validity of Loan Documents. Upon due execution and delivery thereof, the Loan Documents shall constitute the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, subject only to bankruptcy and insolvency laws applicable to creditors generally and to equity principles which may preclude specific performance and other equitable remedies.

3.8 Approvals. The Project complies with, and will at all times continue to be operated in accordance with all Laws and Approvals.

3.9 Financial Statements. The financial statements of Borrower and Guarantors which have been and will be delivered to Lender do (or will when delivered) fairly present the financial condition of Borrower and Guarantor as of the date thereof, and have been prepared in accordance with generally accepted accounting principles consistently applied.

3.10 Use of Proceeds; Margin Stock. None of the proceeds of the Loan will be used for the purpose of purchasing or carrying any “margin stock” as defined in Regulation U & G of the Board of Governors of the Federal Reserve System (12 C.F.R. Parts 221 and 207), or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry a margin stock or for any other purpose which might constitute this transaction a “purpose credit” within the meaning of such Regulations U and G. The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stocks. Neither the Borrower nor any party acting on behalf of the Borrower has taken or will take any action which might cause the Note or any of the Loan Documents, including this Loan Agreement, to violate Regulations U or G or any other regulation of the Board of Governors of the Federal Reserve System or to violate Paragraph 7 of the Securities Exchange Act of 1934 or any rule or regulation thereunder, in each case as now in effect or as the same may hereinafter be in effect.

3.11 Taxes. Borrower and Guarantor have filed all United States federal and State income tax returns and all other material tax returns which are required to be filed by them and has paid all taxes due pursuant to such returns or pursuant to any assessment received by them.

3.12 Character of Representations; Survival. The representations and warranties contained in this Loan Agreement or in any certificate or statement furnished to Lender by Borrower shall survive the execution of this Agreement and shall not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statement contained herein or therein not misleading.

4. Loan Disbursements.

4.1 Disbursement. The Loan proceeds will be disbursed on the day following the Loan closing and shall be made for the following purposes:

(a) Prepayment of Interest. Borrower will prepay interest due and payable under the Note from the date of the disbursement of Loan proceeds through the last day of the month in which the Loan closing occurs.

(b) Prepayment of Loan Servicing Fee. Borrower will prepay the Loan Servicing Fee in the amount equal to the product of the number of days commencing with the date of disbursement through the last day of the month in which the Loan Closing occurs and $8.33.

(c) Origination Fee. There shall be paid to Lender the Origination Fee.

(d) Loan Expenses. There shall be paid all expenses incurred by Lender in connection with the Loan.

(e) Discharge of Existing Lien. The balance will be paid to reduce the balance of the existing indebtedness of Borrower to Cogentrix of North Carolina, Inc. under the Cogentrix Contract.

5. Conditions Precedent to Loan. Lender shall be under no obligation to make the Loan until each of the following conditions precedent has been performed or has occurred:

5.1 Approvals; Laws. All Approvals necessary for the ownership and operation of the Project, have been obtained are in full force and effect, and are not subject to appeal or to conditions which have not been met; all Laws have been complied with; and no proceedings are threatened to cancel or revoke any Approvals.

5.2 Insurance. Borrower has furnished Lender with evidence of policies of insurance as required under Paragraph 6.3.

5.3 Loan Documents; Recording of Deed of Trust; Title Insurance. All of the Loan Documents have been duly executed and delivered by Borrower; all Loan Documents required to be recorded or filed to perfect the security interest granted therein have been so recorded or filed and there has been issued to Lender, by a title insurance company acceptable to Lender, an “American Land Title Association, Loan Policy” in the amount of the Loan (“Title Policy”) with all preprinted exceptions deleted with a Form 100 endorsement and with such additional endorsements thereof as Lender may require. Lender may require additional endorsements which Borrower will cause to be issued at Borrower’s expense.

5.4 No Default. No Default shall have occurred under the Loan Documents.

5.5 Counsel’s Opinion. Borrower has furnished or caused to be furnished to Lender the legal opinion of counsel to Borrower in form satisfactory to Lender.

5.6 Financial Information. Borrower has furnished Lender with all financial information concerning Borrower, Guarantor and the Project as has been requested by Lender, the same has been approved by Lender, and there has been no material adverse change in the information contained therein subsequent to the date thereof.

5.7 Representations True. Each of Borrower’s representations and warranties contained herein are true and correct as of such date.

5.8 Resolutions. Borrower has furnished such borrowing resolutions of Borrower and Green Power Energy Holdings Corp. in form satisfactory to Lender.

5.9 Approvals; Laws. All Approvals necessary for the ownership and operation of the Project have been obtained by Borrower and furnished to Lender, are in full force and effect, and are not subject to appeal or to conditions which have not been met; all Laws have been complied with; and no proceedings are threatened to cancel or revoke any Approvals.

5.10 Subordination Agreement. Lender shall have received a subordination agreement from Cogentrix of North Carolina, Inc., in form acceptable to Lender in its sole discretion, subordinating the lien of the security instruments that secure the payments due under the Cogentrix Contract to the lien of the security instruments that secure this Loan.

Lender shall have no obligation to make the loan if all of the conditions have not been met by December 31, 2003.

6. Covenants of Borrower. Borrower covenants and agrees as follows:

6.1 Performance of Covenants in Loan Documents. To fully and faithfully perform and observe the covenants and obligations to be performed and observed in each of the Loan Documents, including but not limited to the Note, Deed of Trust and Security Agreement and not suffer or permit a default thereunder.

6.2 Loan Expenses, Broker’s Fees and Attorneys’ Fees. To pay all of Lender’s costs and expenses in connection with the preparation, execution, delivery, performance and enforcement of this Agreement, including, but not limited to, legal fees, fees of consultants engaged by Lender to evaluate and monitor the performance by Borrower of its covenants with respect to the Emissions Credits, documentary and other taxes, recording costs and expenses, insurance premiums, license and permit fees; and Borrower shall indemnify and hold harmless Lender from and against any and all costs, losses, liability, and expense arising in connection with any of the foregoing and shall reimburse Lender for same upon demand. Borrower and Lender each warrants and represents to the other that it has not engaged any person or entity, directly or indirectly, to act on its behalf as an agent, broker or finder in connection with the Loan other than Borrower has engaged, and is responsible to compensate, Morrison & Kibbey Ltd.; and each agrees to forever indemnify and hold the other harmless against any and all claims of any broker or finder allegedly engaged by it with respect to the Loan.

6.3 Insurance. To maintain at all times hazard insurance, public liability insurance, and such other insurance as Lender may from time to time require, including, without limitation, the requirements set forth on Exhibit D attached hereto or as is required by the Deed of Trust or Security Agreement.

6.4 Taxes. To pay, or cause to be paid, prior to delinquency all taxes, assessments, levies and charges, excises, permit fees and charges imposed by any Governmental Authority or utility company which are or may become a lien on the Project or any part thereof or interest therein; and to pay all United States income and State income taxes and assessments when due and payable.

6.5 Indemnification. To indemnify and hold Lender harmless from any and all claims asserted against Lender by any person, entity or Governmental Authority arising out of or in connection with the use of the Project. Lender shall be entitled to appear in any action or proceeding to defend itself against any such claims, and, if Borrower is not named and served as a party to such action or proceeding, Lender agrees to promptly notify Borrower of the pendency of such action or proceeding and cooperate with Borrower to permit Borrower to intervene therein. All costs incurred by Lender in connection with any such action or proceeding, including attorneys’ fees, shall be added to the principal balance of the Loan and reimbursed by Borrower to Lender within 30 days after presentment.

6.6 Books and Records. To keep adequate records of the operations of the Borrower in accordance with generally accepted accounting principles and permit Lender, during regular business hours, to examine, make copies, and take away copies of such books and records.

6.7 Liens and Encumbrances. Not to create, incur, or suffer to exist, any lien, claim, security interest or other charge or encumbrance upon the Project except the lien in favor of Lender created pursuant to the Loan Documents and the subordinate lien of the $2,000,000 loan from Silver Dollar VII, LLC to Borrower.

6.8 Sale or Transfer. Not to voluntarily, involuntarily, by operation of law or otherwise, sell, transfer, assign, or further mortgage, pledge or hypothecate the Collateral or any interest therein, except as permitted herein.

6.9 Further Documents. Within three days following the request of Lender, Borrower will execute and deliver to Lender such other and further instruments as are required by Lender to evidence or perfect any security interest granted or to be granted herein.

6.10 Operation of Project. To diligently and continuously operate the Project in accordance with all Approvals and Laws.

6.11 Inspection of Project. To permit Lender, or its agents or representatives, to enter upon the Project and to inspect the Improvements at any reasonable time or times. At any time Lender may engage engineers or other consultants to inspect the Project and the cost thereof shall be paid by Borrower.

6.12 Separateness Covenants. To strictly observe the covenants contained in Borrower’s organizational documents to operate as a legal entity separate and apart from all other legal entities, and to make no changes to Borrower’s organizational documents.

6.13 Emissions Credits. Borrower agrees not to sell, assign, encumber, hypothecate or pledge the Emissions Credits without the prior written consent of Lender. Unless otherwise approved in writing by Lender, the proceeds of the sale of Emissions Credits shall be applied to repay the Loan. Borrower grants Lender a first lien security interest in the Emissions Credits. Borrower agreed to take all steps necessary or appropriate with third parties, including Governmental Authorities, to perfect Borrower’s entitlements to the Emissions Credits and to evidence Lender’s lien in the Emissions Credits. Those steps include, but are not limited to, establishing accounts in Lender’s name with Governmental Authorities such as the U.S. Environmental Protection Agency and transferring the credits into Lender’s account as soon as they become available. After an Event of Default, Lender may sell any or all of the Emissions Credits and apply the proceeds thereof, after payment of all expenses of sale, to the repayment of the Loan and shall remit the balance of the proceeds, if any, to Borrower. Borrower agrees to cooperate in good faith with Lender with respect to all matters pertaining to the establishment of Lender’s security interest in the Emissions Credits and, after an Event of Default, the sale of the Emissions Credits.

6.14 Except for payments due under the Cogentrix Contract, and except for presently required principal payments on existing debt, Borrower shall not make or become liable for any additional debt, nor shall Borrower make any principal reductions on any existing debt without Lender’s prior written consent. Borrower shall not issue any dividends or distributions without Lender’s prior written consent.

7. Events of Default and Remedies.

7.1 Default. The occurrence of any one or more of the following at the option of Lender constitutes an Event of Default hereunder:

(a) If any payment of interest due under the Note shall not be paid within five (5) days following the due date thereof or if the principal amount is not paid on the due date thereof.

(b) If any payment due from Borrower other than the payment of principal or interest by Borrower shall not be paid when due.

(c) If Borrower or Guarantor shall file a petition for relief under the Bankruptcy Code or make an assignment for the benefit of creditors, or bankruptcy, insolvency, reorganization, arrangement, debt adjustment, receivership, liquidation or dissolution proceedings shall be instituted by or against Borrower or any Guarantor and, if instituted adversely, consents to the same or admits in writing the material allegations of the petition filed in said proceedings or said proceedings shall remain undismissed for ninety (90) days.

(d) If Borrower or any Guarantor shall have failed to observe and perform any term, covenant, promise or agreement on their part to be observed and performed under any Loan Document, other than the payment of any amounts due under the Loan Documents, or fail to cure any breach of any representation or warranty following five (5) days notice thereof unless such cure cannot reasonably be completed within five (5) days, then if cure is not commenced within such five (5) day period and diligently and continuously prosecuted to completion within thirty (30) days following the default;

(e) The filing of any claim or lien against the Project or any part thereof where such claim or lien is not insured over by the title insurance company issuing the Title Policy, or removed of record by bonding or other procedure, within thirty (30) days following notice thereof to Borrower of such filing.

(f) If an Event of Default occurs under the Note, Deed of Trust, Security Agreement, or any other Loan Document.

(g) If the Power Plant ceases to operate for more than ninety (90) days.

(h) If Borrower failed to apply for, diligently pursue, and transfer to the account of Lender all Emissions Credits when available, or if Borrower sells any Emission Credit without Lender’s prior written consent.

(i) If Borrower or Green Power Energy Holdings Corp. defaults on any obligation secured by any of the Collateral.

7.2 Remedies. Upon the occurrence of any Event of Default as defined in Paragraph 7.1 hereof, Lender may exercise any or all of the following rights and remedies as Lender, in its sole discretion, may deem necessary or appropriate:

(a) Declare immediately due and payable, without notice or demand, all monies advanced under this Agreement, the Note, the Deed of Trust, Security Agreement or any other Loan Document which is then unpaid, and accelerate payment thereof notwithstanding contrary terms of payment stated therein, and exercise all rights and remedies available under the Note, Security Agreement, Deed of Trust and other Loan Documents, at law, in equity or otherwise;

(b) Institute appropriate proceedings for injunctive relief (including specific performance of the obligations of Borrower hereunder);

(c) Terminate any further obligations of Lender under this Agreement;

(d) If the Event of Default may be cured by the payment of money, Lender shall have the right to make such payment and to add the amount of the payment to the outstanding principal balance of the Loan but the making of such payment shall not cure the Event of Default. All such advances shall be due and payable upon demand and until paid shall be evidenced by the Note and secured by the Deed of Trust and other Loan Documents and shall bear interest at the highest rate then in effect under the Note.

The remedies provided in this Agreement may be exercised by Lender without notice to Borrower (to the extent permitted by law and except as notice is herein expressly required), shall be in addition to and not in substitution for the rights and remedies which would otherwise be vested in Lender for the recovery of damages or otherwise in the event of a breach of any of the undertakings of Borrower hereunder. No failure by Lender to exercise and no delay in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other, further or additional exercise thereof. If there occurs an Event of Default, Borrower agrees to pay all costs incurred by Lender in the exercise by Lender of its remedies, including all fees and costs incurred by Lender in any bankruptcy proceeding involving Borrower, all expert witness fees and costs, all fees and costs of engineers and consultants retained by Lender, loan servicer fees of $200 per hour, all costs incurred by Lender to operate or close the Power plant, all court costs and reasonable attorneys fees, all of which shall be added to the principal balance of the Loan.

8. Miscellaneous.

8.1 Governing Law. In consideration of the locale of the Lender and the disbursement of the Loan Proceeds in the State of Colorado, except as set forth in the Deed of Trust, and the Security Agreement, this Agreement and all matters relating to the Loan shall be governed by the laws of the State of Colorado in all respects.

8.2 Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles consistently applied.

8.3 Lender’s Rights Optional. Wherever in this Agreement Lender is authorized or given the right to take any action, Lender may exercise or refrain from exercising such right at its sole option and shall not be liable for any failure to exercise such right. Lender shall not be liable for any failure to exercise any such right or for any delay in exercising any such right.

8.4 Rights; Remedies; Powers. Each and every right, remedy and power granted to Lender hereunder shall be cumulative and in addition to any other right, remedy or power herein specifically granted or now or hereafter existing in equity, at law, or by virtue of statute or otherwise and may be exercised by Lender from time to time concurrently or independently and as often and in such order as Lender may deem expedient. Any failure or delay on the part of Lender in exercising any such right, remedy or power, or abandonment or discontinuance of steps to enforce the same, shall not operate as a waiver thereof or affect Lender’s right thereafter to exercise the same.

8.5 Modification Waiver; Consent. Any modification, or waiver of any provision of this Agreement, or any consent to any departure by Borrower therefrom, shall not be effective unless the same is in writing and signed by Lender, and then such modification, waiver or consent shall be effective only in the specific instance and for the specific purpose given. The giving by Lender of any notice to or demand on Borrower not specifically required of Lender hereunder shall not entitle Borrower to any other or further notice or demand in the same, similar or other circumstances. Any advance of Loan proceeds hereunder shall not constitute a waiver of any of the conditions of Lender’s obligations to make further advances; nor, if Borrower is unable to satisfy any such condition, shall any advance of Loan proceeds, or any waiver have the effect of precluding Lender from thereafter declaring the failure to satisfy the condition to be a default hereunder.

8.6 Communication. Any notice, request, demand, consent, approval or other communication required or permitted hereunder shall be in writing and shall be deemed to have been given when transmitted by telecopy to the telecopy number listed below, when personally delivered or three days following the date when mailed by United States certified or registered mail, postage prepaid, or one day following the date deposited with overnight courier, addressed to the party for whom it is intended at the following addresses:

If to Borrower:	Green Power Kenansville, LLC
130 North Front Street, Suite 202
Wilmington, NC 28401
Telecopy No. 910-254-1499

With a copy to:	Carl Fernandes, Esq.
Stewart & Associates
Suite 1400
1007 Orange Street
Wilmington, DE 19801
Telecopy No. 302-652-7211

If to Lender:	Silver Dollar VI, LLC
Attn: Laurence N. Lederer
371 Southside Drive, Suite 102
Basalt, Colorado 81621
Telecopy No. 970-927-9534

With a copy to:	Isaacson, Rosenbaum, Woods & Levy, P.C.
Attn: William M. Silberstein, Esq
633 17th Street, Suite 2200
Denver, CO 80202
Telecopy No. 303-292-3152

provided, however, that either party may change its address or telecopy number for purposes of receipt of any such communication by giving ten (10) days prior written notice of such change to the other party in the manner above prescribed.

8.7 Maximum Interest. All agreements between the Borrower and Lender expressly are limited so that in no event whatsoever, whether by reason of disbursement of the proceeds hereof or otherwise, shall the amount paid or agreed to be paid by the Borrower to Lender, for the use, detention or forbearance of the Loan exceed the highest lawful contractual rate of interest permissible under the law which a court of competent jurisdiction, by a final non-appealable order, determines is applicable hereto. If fulfillment of any provision herein contained at the time performance of such provision becomes due involves exceeding such highest lawful contractual rate, then in facto, the obligation to fulfill the same shall be reduced to such highest lawful contractual rate. If by any circumstance the Lender shall ever receive as interest an amount which would exceed such highest lawful contractual rate, the amount which may be deemed excessive interest shall be applied to the principal of the indebtedness evidenced hereby and not to interest, and following payment of the outstanding principal balance, shall be refunded to Borrower. The terms and provisions of this paragraph shall control all other terms and provisions contained in any of the Loan Documents.

8.8 Consent to Jurisdiction; Waiver of Jury Trial.

(a) The Borrower hereby irrevocably submits to the jurisdiction of any Colorado state or federal court sitting in Denver, Colorado over any action or proceeding arising out of or relating to this Agreement, the Note, the Loan Documents or any document delivered pursuant hereto, and the Borrower hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such Colorado state or federal court. The Borrower irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to the Borrower at the address specified in Paragraph 8.6. The Borrower agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law.

(b) Nothing in Paragraph 7.8 shall affect the right of the Lender to serve legal process in any other manner permitted by law or affect the right of the Lender to bring any action or proceeding against the Borrower or its property in the courts of any other jurisdiction.

(c) The Borrower and the Lender hereby irrevocably waive their respective rights to trial by jury of any matter or controversy relating to this Agreement, the Note or the other Loan Documents or the rights of the parties thereunder or related thereto in any manner.

8.9 Assignment. This Agreement may be assigned at any time in whole or part by Lender. Borrower may not assign, pledge or hypothecate this Agreement or any interest herein to any person, without the prior written consent of Lender.

8.10 Time of Essence. Time is of the essence hereof.

8.11 Severability; Titles. In case any one or more of the provisions of this Agreement shall be held to be invalid; illegal or unenforceable in any respect by any court or other entity having the authority to do so, the validity of the remaining provisions hereof shall be in no way affected, prejudiced or disturbed. The titles of the Paragraphs hereof are for reference purposes only and do not constitute part of this Agreement.

8.12 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one agreement.

8.13 Entire Agreement. This Agreement contains the entire agreement between Lender and Borrower with respect to the subject matter hereof and supersedes and cancels any prior understandings and agreements between Lender and Borrower with respect to the subject matter hereof.

8.14 Conflict with Other Loan Documents. In the event any provision, term or condition of this Agreement conflicts with the terms or conditions of any other Loan Document, the terms and conditions of this Agreement shall control.

8.15 Binding Effect; Benefit. This Agreement shall be binding upon and shall inure to the benefit of the successors and permitted assigns of Lender and the successors and permitted assigns of Borrower. This Agreement is not intended to benefit any party other than Borrower, the permitted assigns of Borrower (if any), Lender and the successors and assigns of Lender.

8.16 Gender. Pronouns of any gender contained herein shall include the other genders, and either the singular or plural shall include the other, as the identification of Borrower requires.

8.17 Attorneys’ Fees. If any legal action is brought to enforce the terms of this Agreement or for damages resulting from a default in the performance of any party’s obligations hereunder, the prevailing party shall be entitled to collect its reasonable attorneys’ fees incurred in the prosecution of such legal action.

IN WITNESS WHEREOF, the parties hereto have executed this Construction Loan Agreement the day and year first above written.

BORROWER: GREEN POWER KENANSVILLE, LLC, a North Carolina limited liability company

By:

Name:

Title:

LENDER:

SILVER DOLLAR VI, LLC, a Colorado limited liability company

By:

Name:

Title: